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                                                                    EXHIBIT 99.6

                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
              LITTELFUSE, INC. OUTSIDE DIRECTORS' STOCK OPTION PLAN

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT is entered into as of ______, 20___, between ______________________ (the "Optionee") and LITTELFUSE, INC., a Delaware corporation (the "Corporation"), with reference to the following facts:

     A. Pursuant to the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Plan"), the Corporation is authorized and required to grant an option for five thousand (5,000) shares of its Common Stock, $.01 par value (the "Common Stock"), on the date of each annual meeting of the Board of Directors (the "Board") to each member of the Board who is not an employee of the Corporation and who has not waived his right to receive such option.

     B. The Optionee was a member of the Board on the date of the annual meeting held May __, 20__, who was not an employee of the Corporation and did not waive his right to receive such option.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing facts, the Corporation hereby grants the following options:

          1. Grant of Option. The Corporation hereby grants to the Optionee an irrevocable option to purchase up to 5,000 shares of Common Stock of the Corporation at the price of $________ per share. The number and kind of shares subject to this option and the purchase price per share are subject to adjustment as provided in the Plan. This option shall expire on the day before the seventh (7th) anniversary of the date hereof unless earlier terminated in accordance with the provisions hereof.

          2. Exercise of Option. Subject to the terms of the Plan and this Agreement, this option may be exercised as follows: with respect to twenty (20%) of the Common Stock covered hereby during the six (6) year period commencing one (1) year following the date of grant; with respect to an additional twenty (20%) of the Common Stock covered hereby during the five
     (5) year period commencing two (2) years following the date of grant; with respect to an additional twenty (20%) of the Common Stock covered hereby during the four (4) year period commencing three (3) years following the date of grant; with respect to an additional twenty (20%) of the Common Stock covered hereby during the three (3) year period commencing four (4) years following the date of grant; and with respect to the remaining twenty (20%) of the Common Stock covered hereby during the two (2) year period commencing five (5) years following the date of grant. This option shall be exercised by delivery of written notice to the Corporation stating the number of shares with respect to which the option is being exercised, together with full payment of the purchase price therefor. Payment may be made in cash or in such other form or combination of forms permitted by the Plan as shall be acceptable to the Committee.

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          3. Reserved Shares. The Corporation has duly reserved for issuance a number of authorized but unissued shares adequate to fulfill its obligations under this Agreement. During the term of this Agreement the Corporation shall take such action as may be necessary to maintain at all times an adequate number of shares reserved for issuance or treasury shares to fulfill its obligations hereunder.

          4. Termination of Membership on Board. In the event that the Optionee ceases to be a member of the Board (and does not become an employee of the Corporation or any of its subsidiaries) for any reason other than as set forth in Section 5.4 of the Plan, this option may, subject to the provisions of the Plan, be exercised (but only to the extent that the Optionee was entitled to do so at the time of the termination of the Optionee's membership on the Board) at any time within three (3) months after such termination, but in no case later than the date on which this option was originally scheduled to expire. Any portion of this option which was not exercisable by the Optionee at the time of any such termination of membership on the Board shall be cancelled and forfeited and the Optionee shall not have any further rights whatsoever with respect thereto. Notwithstanding the foregoing:

          (a) If the Optionee's membership on the Board is terminated by reason of the Optionee's Disability, or following a Change in Control (as both such terms are defined in the Plan), the option shall vest in full, and may be exercised at any time during the period described above, as provided in Section 5.4(a) of the Plan.

          (b) If the Optionee's membership on the Board is terminated by reason of the Optionee's death, the option shall vest in full, and may be exercised at any time during the period described above, except that twelve (12) months shall be substituted for three (3) months from the date of termination, as provided in Section 5.4(a) of the Plan.

          5. Assignment or Transfer. This option may not be assigned or transferred except by will or by the laws of descent and distribution or pursuant to Section 5.6 of the Plan.

          6. Plan and Committee. The construction of the terms of this Agreement shall be controlled by the Plan, a copy of which is attached hereto as Exhibit A and hereby made a part hereof as though set forth herein verbatim, and the rights of the Optionee are subject to modification and termination in certain events as provided in the Plan. All words and phrases not otherwise defined herein shall have the meanings provided in the Plan. The Committee's interpretations of and determinations under any of the provisions of the Plan or this Agreement shall be conclusive.

          7. Compliance with Law. This option shall not be exercised and no shares shall be issued in respect hereof, unless in compliance with applicable federal and state tax and securities laws.


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               7.1. Certificate Legends. The certificates for shares purchased pursuant to this option shall bear any legends deemed necessary by the Committee.

               7.2. Representations of the Optionee. As a condition to the exercise of this option, the Optionee will deliver to the Corporation such signed representations as may be necessary, in the opinion of counsel satisfactory to the Corporation, for compliance with applicable federal and state securities laws.

               7.3. Resale. The Optionee's ability to transfer shares purchased pursuant to this option or securities acquired in lieu thereof or in exchange therefor may be restricted under federal or state securities laws. The Optionee shall not resell or offer for resale such shares or securities unless they have been registered or qualified for resale under all applicable federal and state securities laws or an exemption from such registration or qualification is available in the opinion of counsel satisfactory to the Corporation.

          8. Notice. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, however, that unless and until some other address be so designated, all notices or communications by the Optionee to the Corporation shall be mailed or delivered to the Corporation to the attention of its Secretary at 800 East Northwest Highway, Des Plaines, Illinois 60016, and all notices or communications by the Corporation to the Optionee may be given to the Optionee personally or may be mailed to the Optionee at the most recent address which the Optionee has provided in writing to the Corporation.

          9. Tax Treatment. This option is a non-qualified option and shall not be treated as an incentive stock option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option is intended as a stock right that does not provide for deferral of compensation and is not subject to Section 409A of the Code, and shall not be interpreted to permit any deferral of compensation that would cause it to be subject to Section 409A. The Optionee acknowledges that the tax treatment of this option, shares subject to this option or any events or transactions with respect thereto may be dependent upon various factors or events which are not determined by the Plan or this Agreement. The Corporation makes no representations with respect to and hereby disclaims all responsibility as to such tax treatment.

          10. Withholding Taxes. The Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax requirement prior to the delivery of any shares of Common Stock acquired by the exercise of the option granted hereunder. In each case of the exercise of the option, the Corporation will notify the Optionee of the amount of the withholding tax which must be paid under federal and, where applicable, state and local law. Upon receipt of such notice, the Optionee shall promptly remit to the Corporation the amount specified in such notice. No amounts of income received by the Optionee pursuant to this


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     Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Corporation or any of its Subsidiaries.

          11. Governing Law. Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the statutory or common law of another jurisdiction.

     IN WITNESS WHEREOF, the Corporation and the Optionee have executed this Non-Qualified Stock Option Agreement effective as of the date first set forth above.

LITTELFUSE, INC.                        OPTIONEE:


By
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Its
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